UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2026

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2026, The Brink’s Company, a Virginia corporation (“Brink’s”), held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of February 26, 2026 (as amended from time to time, the “Merger Agreement”), by and among Brink’s, NCR Atleos Corporation, a Maryland corporation (“NCR Atleos”), Novus Merger Sub, Inc., a Maryland corporation and wholly owned subsidiary of Brink’s (“Merger Sub I”), and Novus Merger Sub II, LLC, a Maryland limited liability company and wholly owned subsidiary of Brink’s (“Merger Sub II”), pursuant to which (i) Merger Sub I will merge with and into NCR Atleos (the “First Merger”), with NCR Atleos surviving the First Merger as a direct wholly owned subsidiary of Brink’s, and (ii) immediately following the First Merger, NCR Atleos will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Brink’s.

As of the close of business on May 11, 2026, the record date for the Special Meeting (the “Record Date”), there were 41,181,028 shares of the common stock, par value $1.00 per share, of Brink’s (“Brink’s Common Stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, the holders of 91.63% of the votes entitled to be cast by the outstanding shares of Brink’s Common Stock as of the Record Date were represented in person (virtually) or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.
Brink’s Share Issuance Proposal. Proposal to approve the issuance of Brink’s Common Stock to holders of the common stock, par value $0.01 per share, of NCR Atleos (“NCR Atleos Common Stock”) pursuant to the Merger Agreement (including for purposes of complying with NYSE Listing Rule 312.03, which requires approval of the issuance of shares of Brink’s Common Stock in an amount that exceeds 20% of the currently outstanding shares of Brink’s Common Stock) (the “Brink’s Share Issuance Proposal”).

2.
Brink’s Adjournment Proposal. Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there is not a quorum or there are not sufficient votes to approve the Brink’s Share Issuance Proposal or to ensure that any supplement or amendment to the proxy statement/prospectus (as defined below) is timely provided to holders of Brink’s Common Stock (the “Brink’s Adjournment Proposal”).

The final voting results for the Brink’s Share Issuance Proposal are described below. The Brink’s Adjournment Proposal was not submitted to Brink’s shareholders for approval at the Special Meeting because there was a quorum present at the Special Meeting and there were sufficient votes to approve the Brink’s Share Issuance Proposal. For more information on each of these proposals, see the definitive proxy statement/prospectus filed by Brink’s with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2026 (such filing, the “proxy statement/prospectus”).

Brink’s Share Issuance Proposal:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
37,690,024	18,697	26,874	N/A

Item 7.01	Regulation FD Disclosure.

On June 30, 2026, Brink’s and NCR Atleos issued a joint press release announcing Brink’s shareholders’ approval of the Brink’s Share Issuance Proposal and NCR Atleos’ stockholders’ approval of the NCR Atleos Merger Proposal (as defined in the proxy statement/prospectus). A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of Brink’s under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Joint Press Release, dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “assume,” “could,” “estimate,” “expect,” “target,” “possible,” “project,” “predict,” “intend,” “plan,” “believe,” “potential,” “may,” “should”, “will” and similar expressions are based on current expectations and assumptions and are subject to risks, uncertainties and contingencies, many of which are beyond our control and difficult to predict or quantify, and which could cause actual results to differ materially from those that are anticipated.

Factors that could cause actual results to differ include, but are not limited to: Brink’s ability to consummate the Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; Brink’s ability to finance the Mergers; Brink’s indebtedness, including the substantial indebtedness Brink’s will incur in connection with the Mergers and the need to generate sufficient cash flows to service and repay such debt; failure to consummate any anticipated repayment of the combined company’s indebtedness or make any returns to shareholders in the expected timeframe or at all; failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy any other conditions to closing of the Mergers; failure to realize the anticipated benefits and synergies of the Mergers in the expected timeframe or at all, including as a result of a delay in consummating the Mergers; the success of integration plans and the time required to successfully integrate NCR Atleos’ operations with those of Brink’s; the focus of management’s time and attention on the Mergers and other potential disruptions arising from the Mergers; the effects of the announcement of the Mergers on Brink’s or NCR Atleos’ businesses; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with banks, employees, customers or suppliers) may be greater than expected following the public announcement of the Mergers; Brink’s or NCR Atleos’ ability to retain certain key employees following the public announcement of the Mergers; litigation related to the Mergers; Brink’s or NCR Atleos’ ability to obtain certain third party or governmental regulatory consents, approvals or clearances; potential undisclosed liabilities of NCR Atleos not identified during the due diligence process; the impact of the Mergers on the market price of Brink’s Common Stock or NCR Atleos Common Stock and/or Brink’s or NCR Atleos’ operating results; and general economic conditions that are less favorable than expected.

Additional information concerning other risk factors is also contained in Part I, Item 1A “Risk Factors” of (i) Brink’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026, and (ii) NCR Atleos’ Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026 and, in each case, in subsequent filings with the SEC.

The forward-looking information included in this Current Report on Form 8-K is representative only as of the date of the communications included in this Current Report on Form 8-K and Brink’s and NCR Atleos undertake no obligation to update, revise or clarify any information contained in this Current Report on Form 8-K or forward-looking statements that may be made from time to time on either of their behalf, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

/s/ Kurt B. McMaken
	Name:	Kurt B. McMaken
	Title:	Executive Vice President and Chief Financial Officer

Date: June 30, 2026